UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of Earliest Event Reported): January 4, 2005


                    KIWA BIO-TECH PRODUCTS GROUP CORPORATION
               (Exact Name of Registrant as Specified in Charter)


          DELAWARE                  000-33167                  84-0448400
(State or Other Jurisdiction       (Commission              (I.R.S. Employer
      of Incorporation)            File Number)             Identification No.)





             17700 CASTLETON STREET, SUITE 589
               CITY OF INDUSTRY, CALIFORNIA                     91748
         (Address of Principal Executive Offices)             (Zip Code)




                                 (626) 964-3232
              (Registrant's Telephone Number, Including Area Code)




Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[_]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01         ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

ITEM 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

         On January 4, 2005, Kiwa Bio-Tech Products Group Corporation (the "Company") completed a loan transaction pursuant to which the Company received an advance of $400,000 (before deduction of expenses and fees) from Cornell Capital Partners, LP in exchange for the issuance by the Company of a Promissory
Note in the original principal amount of $400,000 (the "Note"). The Note bears interest at a rate of 10% per annum and has a term of 290 days. The Company's obligations under the Note may be paid from, among other funds, the proceeds the Company receives pursuant to that certain Standby Equity Distribution Agreement, dated as of July 6, 2004, between the Company and Cornell Capital Partners.

         Under the Standby Equity Distribution Agreement, the Company may, at its discretion, periodically issue and sell to Cornell Capital Partners common stock for a total purchase price of up to $10,000,000. The Company registered the shares of common stock issuable under the Standby Equity Distribution Agreement for resale by Cornell Capital Partners pursuant to Registration
Statement on Form SB-2 (No. 333-117868), which was declared effective by the Securities and Exchange Commission in December 2004. In connection with the Standby Equity Distribution Agreement, Cornell Capital Partners received a one-time commitment fee of 704,038 shares of the Company's Common Stock. Other than as set forth above, no other material relationship exists between Cornell Capital Partners and the Company.

         Pursuant to the terms of the Note, the Company will deposit in escrow 39 requests for advances under the Standby Equity Distribution Agreement in the amount of $10,000 each and 1 request in the amount of $26,821.92, as well as 33,000,000 shares of the Company's Common Stock registered pursuant to the Company's Registration Statement No. 333-117868. David Gonzales, Esq. will serve as escrow agent in connection with the advance notices and shares to be deposited in escrow pursuant to the Note. Unless the Note is prepaid by the Company, the escrow agent will release such requests for advances to Cornell Capital Partners every 7 days commencing on January 10, 2005 and Cornell Capital Partners may then, at its discretion, apply the proceeds from the advance to the outstanding balance on the Note.

         In addition, the Note contains customary events of default and permits Cornell Capital Partners to accelerate the maturity of the full principal amount together with interest and other amounts owing upon the occurrence of such events of default.


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


                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:    January 6, 2005

                                  KIWA BIO-TECH PRODUCTS GROUP CORPORATION



                                   By:  /s/ Wei Li
                                      -----------------------------------------
                                        Wei Li, Chief Executive Officer


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